UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 30, 2024

PEAPACK-GLADSTONE FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16197	22-3537895
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

500 Hills Drive, Suite 300, Bedminster, New Jersey	07921
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 234-0700

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	PGC	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2024, the shareholders of Peapack-Gladstone Financial Corporation (the "Company") approved the Peapack-Gladstone Financial Corporation 2024 Employee Stock Purchase Plan to replace the expiring 2014 Employee Stock Purchase Plan. A description of the material terms of the Plan is contained in the Company's definitive proxy statement for the Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on March 15, 2024.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Peapack-Gladstone Financial Corporation's Annual Meeting of Shareholders (the “Annual Meeting”) held on April 30, 2024, the shareholders voted on the matters described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 15, 2024 as set forth below. As of the record date for the Annual Meeting, holders of a total of 17,652,341 shares of the Company's Common Stock were entitled to vote on the matters considered at the Annual Meeting.

The following is a summary of the voting results for each matter submitted to a vote of shareholders at the Annual Meeting:

		For	Withheld	Broker Non-Votes
1.	Election of fourteen directors, each for a one-year term expiring in 2025:
	Carmen M. Bowser	13,501,081	749,103	1,308,624
	Patrick M. Campion	13,943,131	307,053	1,308,624
	Susan A. Cole	13,874,611	375,573	1,308,624
	Anthony J. Consi	13,824,165	426,019	1,308,624
	Richard Daingerfield	13,905,188	344,996	1,308,624
	Edward A. Gramigna, Jr.	12,349,563	1,900,621	1,308,624
	Peter D. Horst	13,547,728	702,456	1,308,624
	Steven A. Kass	13,930,405	319,779	1,308,624
	Douglas L. Kennedy	13,911,722	338,462	1,308,624
	F. Duffield Meyercord	13,483,418	766,766	1,308,624
	Patrick J. Mullen	13,927,096	323,088	1,308,624
	Philip W. Smith, II	13,094,104	1,156,080	1,308,624
	Tony Spinelli	13,859,072	391,112	1,308,624
	Beth Welsh	13,851,249	398,935	1,308,624

		For	Against	Abstain	Broker Non-Votes
2.	Advisory vote to approve the compensation of the Company's named executive officers as presented in the proxy statement:	13,664,614	468,288	117,282	1,308,624
		For	Against	Abstain	Broker Non-Votes
3.	Approval of the Peapack-Gladstone Financial Corporation 2024 Employee Stock Purchase Plan to replace the expiring 2014 Employee Stock Purchase Plan:	13,791,308	339,121	119,755	1,308,624
		For	Against	Abstain	Broker Non-Votes
4.	Ratification of Crowe LLP as the Company's independent registered public accounting firm for the year 2024:	15,283,478	273,919	1,411	—

Item 7.01 Regulation FD Disclosure

The Company is furnishing the presentation materials presented at the Annual Meeting as Exhibit 99.1 to this report. The Company is not undertaking to update this presentation. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Title

10.1

Peapack-Gladstone Financial Corporation 2024 Employee Stock Purchase Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 15, 2024 (File No. 001-16197))

99.1	Slides used by the Company at the 2024 Annual Meeting of Shareholders

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: May 1, 2024	By:	/s/ Frank A. Cavallaro
Frank A. Cavallaro
Senior Executive Vice President and Chief Financial Officer